EXHIBIT 99.1

OMNIBUS

AMENDMENT
TO METAL DOCUMENTS

THIS OMNIBUS AMENDMENT TO METAL DOCUMENTS (this “Amendment”) is made as of June 11, 2010, by and among CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank (the “PM Lender”); CIBC WORLD MARKETS INC., an Ontario corporation and subsidiary of the Gold Lender (the “Copper Lender” and together with the Gold Lender, the “Metal Lenders”); BRUSH ENGINEERED MATERIALS INC., an Ohio corporation (“BEM”); WILLIAMS ADVANCED MATERIALS INC., a New York corporation (“WAM”); TECHNICAL MATERIALS, INC., an Ohio corporation (“TMI”); BRUSH WELLMAN INC., an Ohio corporation (“BWI”); ZENTRIX TECHNOLOGIES INC., an Arizona corporation (“ZTI”); WILLIAMS ACQUISITION, LLC, a New York limited liability company d/b/a Pure Tech (“Pure Tech”); THIN FILM TECHNOLOGY, INC., a California corporation (“TFT”); TECHNI-MET, LLC, a Delaware limited liability company (“Techni-Met”); ACADEMY CORPORATION, a New Mexico corporation (“AC”); ACADEMY GALLUP, LLC, a New Mexico limited liability company (“AG”); and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lenders of a Joinder Agreement under the Consignment Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT, Techni-Met, AC, AG and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.

WITNESSETH:

WHEREAS, the Metal Lenders and the Customers are parties to a certain Consignment Agreement, dated as of October 2, 2009, as amended by that certain Amendment No. 1 to Consignment Agreement, dated as of March 10, 2010 (as amended, the “Consignment Agreement”);

WHEREAS, in connection with the Consignment Agreement, the Copper Lender and BWI are parties to a certain LME Copper Purchase and Sale Agreement (the “Copper Purchase Agreement”), that constitutes a Metal Document under the Consignment Agreement;

WHEREAS, the parties hereto desire to amend the Consignment Agreement to, among other things, (1) combine the previous Gold Consignment Limit and Copper Consignment Limit into a single, integrated Consignment Limit (as defined herein), and (2) add Silver (as defined herein) as a Metal eligible for Consignment under the Consignment Facility; and

WHEREAS, the Copper Lender and BWI desire to amend the Copper Purchase Agreement so that it conforms to the Consignment Agreement as amended hereby;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Initially capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Consignment Agreement.

2. Amendments to the Consignment Agreement.

(a) Reference Change. After giving effect to this Amendment, any and all references in the Consignment Agreement to “Gold Lender” shall be deemed to refer to the “PM Lender” as defined in the Preamble of this Amendment.

(b) Deleted Defined Terms. The following terms and their corresponding definitions set forth in Section 1 of the Consignment Agreement are hereby deleted in their entirety: “Copper Consignment Limit,” “Copper Indebtedness,” “Equity Copper,” “Equity Gold,” “Gold Consignment Limit,” “Gold Indebtedness,” and “Fixed Gold Rate”.

(c) New Defined Terms. The following terms and corresponding definitions are hereby added to Section 1 of the Consignment Agreement in appropriate alphabetical order:

“Consignment Limit” means the lesser of (a) Fifty Million ($50,000,000) and (b) the value of the Customers’ Inventory of Metal (including any Metal obtained or, at the time of determination, proposed to be obtained, by a Customer pursuant to this Agreement) at Approved Locations or in transit between any Approved Locations which is (i) not outstanding on consignment, loan or lease to the Customers from other Approved Consignors under Permitted Metals Agreements, and (ii) is free and clear of all Liens other than Permitted Metal Liens; provided, however, that, to the extent such Inventory of Metal is comprised of Equity Metal, only the applicable Metal Lender’s Pro-Rata Share of such Equity Metal shall be included for the purpose of this clause (b).

“Quantity Limitation” means (i) Forty-Five Thousand troy ounces (45,000 oz.) with respect to Gold, (ii) Two Million Five Hundred Thousand troy ounces (2,500,000 oz.) with respect to Silver, and (iii) Fourteen Million pounds (14,000,000 lbs.) with respect to Copper.

“Equity Metal” means Metal owned by the Customers (excluding therefrom, however, (i) the aggregate amount of all Metal which is on consignment, loan or conditional sale from any other Approved Consignor, and (ii) all Approved Subconsignee Metal), which is free and clear of all Liens (other than Permitted Metal Liens) and which is located at one or more of the Customers’ Premises which are also Approved Domestic Locations (or in transit between Approved Domestic Locations) and which Premises are either (a) owned by a Customer or (b) are the subject of a valid and effective Collateral Access Agreement.

“Fixed PM Rate” means, with respect to any Fixed Rate Period, (a) the arithmetic mean rate for such Fixed Rate Period as shown on Reuters LIBO screen at 10:00 a.m. London, England time two (2) Business Days prior to the first day of such Fixed Rate Period, less (b) the arithmetic mean rate for such Fixed Rate Period as shown on the Reuters Gold Forward page (with respect to Gold) or the Reuters SIFO Forward page (with respect to Silver) as at 12:00 a.m. London, England time two (2) Business Days prior to the first day of such Fixed Rate Period.

“Metal Indebtedness” means the value (as determined in accordance with Section 2.2 hereof) of Metal consigned hereunder plus any unpaid purchase price for such consigned Metal that has been withdrawn from Consignment and is required to be purchased under the Consignment Facility.

“Silver” means, except as provided in, and for purposes of, Section 2.1(b) hereof, silver having a minimum degree of fineness of ninety-nine and 90/100 percent (99.90%), in bars of approximately one thousand (1,000) troy ounces each, in form available to the PM Lender, or in such other degree of fineness or form as the parties may agree upon from time to time.

(d) Amended and Restated Defined Terms. The following terms and corresponding definitions set forth in Section 1 of the Consignment Agreement are hereby amended and restated in their entirety to read as follows:

“Aggregate Secured Metal Facility Indebtedness” means the value (as determined in accordance with Section 2.2 hereof as it relates to Gold, Silver and Copper) of all precious and base metals outstanding on consignment, loan, conditional sale or lease from all Approved Consignors to the Customers under Permitted Metal Agreements with Approved Consignors plus any unpaid purchase price for such precious and base metals that have been withdrawn and are required to be purchased and paid for in full under such Permitted Metal Agreements.

“Category” means, with respect to any Metal, its nature as Gold, Silver or Copper.

“Consignment” means a consignment of Gold or Silver by the PM Lender or a consignment of Copper by the Copper Lender under the Consignment Facility, as the context requires.

“Consignment Facility” means the facility established pursuant to Section 2 hereof, whereby a Customer may request Consignments of Gold or Silver from the PM Lender and Consignments of Copper from the Copper Lender.

“Metal” means Gold, Silver and/or Copper as the context requires.

“Metal Lenders” means both the PM Lender and the Copper Lender, and “Metal Lender” means (a) with respect to Consignments comprised of Gold or Silver, the PM Lender, (b) with respect to Consignments comprised of Copper, the Copper Lender, and (c) with respect to all other matters, either the PM Lender or the Copper Lender, in each case, as the context requires.

(e) Section 2.1 (Consigned Metal; Insurance; Title). Each of Section 2.1(a), 2.1(b) and 2.1(c) of the Consignment Agreement is hereby amended and restated in its entirety to read as respectively set forth below:

“(a) Subject to the terms and conditions herein set forth and provided that no Default has occurred and is then continuing, the Metal Lenders hereby agree that they will consign Metal to the Customers from time to time in such amounts as are requested by the Customers or the Customer Agent on behalf of the Customers in the manner set forth herein on any Business Day during the period from the date hereof until the Maturity Date; provided, however, that no Consignment shall be made if, after giving effect thereto, (i) the Metal Indebtedness would exceed the Consignment Limit or (ii) the quantity of Gold, Silver or Copper, as applicable, on Consignment would exceed the relevant Quantity Limitation.”

“(b) The commodities to be consigned to the Customers by the Metal Lenders under the Consignment Facility will consist of Gold, Silver and Copper; provided, however, that notwithstanding anything in this Agreement to the contrary, unless the parties otherwise agree, the fineness of Gold shall, subject to Section 2.1(h) below, be ninety-nine and 99/100 percent (99.99%). EXCEPT FOR THE FINENESS OF THE CONSIGNED METAL AND THE QUANTITY THEREOF WITH RESPECT TO EACH CONSIGNMENT, THE METAL LENDERS MAKE NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE METAL CONSIGNED OR TO BE CONSIGNED OR SOLD HEREUNDER, WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER, AND THE METAL LENDERS HEREBY DISCLAIM ALL SUCH WARRANTIES.”

“(c) Metal shall be consigned to the Customers by the Metal Lenders in amounts as requested by a Customer or the Customer Agent on behalf of the Customers from time to time in accordance, and in compliance, with the terms and provisions hereof. Subject to Section 2.9 below, it is understood that at no time shall (i) the Metal Indebtedness exceed the Consignment Limit or (ii) the quantity of Gold, Silver or Copper on Consignment exceed the relevant Quantity Limitation.”

(f) Section 2.2 (Valuation). Clause (a) of Section 2.2 of the Consignment Agreement is hereby amended and restated in its entirety to read as follows:

“(a) the value of Gold and Silver, as applicable, shall be determined on the basis of the second fixing price for such Metal on the valuation date as customarily set by certain members of the London Bullion Market Association, or if no such price is available for such Metal for such date, then on the basis of said second fixing price on the next previous day for which such price was available, and”

(g) Section 2.3 (Consignment Fees; Payments by the Customers). The first sentence of Section 2.3(d) of the Consignment Agreement is hereby amended and restated in its entirety to read as follows:

“Each Fixed Consignment Fee shall be calculated for the applicable Fixed Rate Period at a rate per annum equal to (i) the Fixed PM Rate for Consignments consisting of Gold or Silver, plus a margin above such Fixed Rate (if any) agreed upon by the applicable Customer, or (ii) the Fixed Copper Rate for Consignments consisting of Copper, in each case, as set forth in the confirmation evidencing such Fixed Rate Consignment.”

(h) Section 2.4 (Requests for Consignments under the Consignment Facility). The last sentence of Section 2.4(d) of the Consignment Agreement is hereby amended and restated in its entirety to read as follows:

“The aggregate amount of Metal Indebtedness set forth in the books and records of the Metal Lenders shall be prima facie evidence of the amounts owing and unpaid to the Metal Lenders, but the failure to record, or any error in so recording, any such amount on the books and records of the Metal Lenders shall not limit or otherwise affect the obligations of the Customers hereunder to make payments and perform their obligations under the Consignment Facility.”

(i) Section 2.9 (Maintenance of Consignment Limits). Section 2.9(a) of the Consignment Agreement is hereby amended and restated in its entirety to read as follows:

“(a) If the Metal Indebtedness at any time exceeds the Consignment Limit or if the quantity of Gold, Silver or Copper on Consignment exceeds the relevant Quantity Limitation, then the Customers will promptly, without further notice or demand by either Metal Lender:

(i) make payment to the applicable Metal Lender, as provided in Section 2.3(g) hereof, for Consigned Metal having an aggregate value sufficient to result in (A) the remaining Metal Indebtedness being not more than the Consignment Limit and (B) the quantity of Gold, Silver or Copper, as applicable, on Consignment being not more than the relevant Quantity Limitation;

(ii) deliver to the applicable Metal Lender, either physically (only in such form as agreed to by the Metal Lender) to a mutually-agreed upon location or to the Metal Lender’s pool accounts, loco London or through a recognized third party, Metal, free and clear of all Liens (other than Liens in favor of a Metal Lender) having an aggregate value (as determined in accordance with Section 2.2 hereof) sufficient to result in (A) the remaining Metal Indebtedness being not more than the Consignment Limit and (B) the quantity of Gold, Silver or Copper, as applicable, on Consignment being not more than the relevant Quantity Limitation; or

(iii) engage in any combination of the actions in clauses (i) and (ii) above such that (A) the remaining Metal Indebtedness does not exceed the Consignment Limit and (B) the quantity of Gold, Silver or Copper, as applicable, on Consignment being not more than the relevant Quantity Limitation.”

(j) Section 9.22 (Refining Reserves; Letters of Credit). Section 9.22 of the Consignment Agreement is hereby amended by (i) replacing the text “Equity Gold and Equity Copper” appearing therein with the text “Equity Metal”, and (ii) replacing the text “(other than Gold or Copper)” appearing therein with the text “(other than Gold, Silver or Copper)”.

(k) Section 9.24 (Permitted Metals Agreements). Section 9.24(c) of the Consignment Agreement is hereby amended by replacing the text “Equity Gold or Equity Copper” appearing therein with the text “Equity Metal”.

3. Amendment to the Copper Purchase Agreement. Section 1(a) of the Copper Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a) The Buyer agrees that during the term of the Consignment Agreement it will from time to time purchase and acquire from the Seller such amounts of LME Copper as may be requested by the Seller and concurrently therewith make such LME Copper available for consignment under the Consignment Agreement; provided that, the Buyer will not be required to purchase and acquire any LME Copper if, after giving effect thereto and the subsequent consignment thereof, (i) the Metal Indebtedness (as defined in the Consignment Agreement) would exceed the Consignment Limit (as defined in the Consignment Agreement) or (ii) the quantity of Copper on consignment under the Consignment Agreement would exceed the relevant Quantity Limitation (as defined in the Consignment Agreement).”

4. Representations and Warranties. To induce the Metal Lenders to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lenders that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, no Default or Event of Default exists under the Consignment Agreement.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

6. Integration of Amendment into Consignment Agreement. The Consignment Agreement and other Metal Documents, each as amended hereby, are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Consignment Agreement and other Metal Documents, each as amended hereby, and no party is relying on any promise, agreement or understanding not set forth therein. Neither the Consignment Agreement nor any other Metal Document, each as amended hereby, may be amended or modified except by a written instrument describing such amendment or modification executed by the applicable Customers and Metal Lenders. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Consignment Agreement or in connection therewith. Except as amended hereby, the Consignment Agreement and Copper Purchase Agreement shall remain in full force and effect and are in all respects hereby ratified and affirmed.

7. Expenses. The Customers covenant and agree jointly and severally to pay all reasonable out-of-pocket expenses, costs and charges incurred by the Metal Lenders (including reasonable fees and disbursement of counsel) in connection with the review and implementation of this Amendment.

8. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

CUSTOMERS:
BRUSH ENGINEERED MATERIALS INC. By: /s/ Michael C. Hasychak	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Michael C. Hasychak

Michael C. Hasychak Vice President, Treasurer and Secretary	Michael C. Hasychak VP, Treasurer and Secretary
TECHNICAL MATERIALS, INC. By: Michael C. Hasychak	BRUSH WELLMAN INC. By: /s/ Michael C. Hasychak

Michael C. Hasychak Vice President, Treasurer and Secretary	Michael C. Hasychak Vice President, Treasurer and Secretary
ZENTRIX TECHNOLOGIES INC. By: /s/ Michael C. Hasychak	WILLIAMS ACQUISITION, LLC By: /s/ Michael C. Hasychak

Michael C. Hasychak Chief Financial Officer and Secretary	Michael C. Hasychak Treasurer
THIN FILM TECHNOLOGY, INC. By: /s/ Gary W. Schiavoni Gary W. Schiavoni Secretary	TECHNI-MET, LLC By: /s/ Gary W. Schiavoni Gary W. Schiavoni Asst. Secretary and Asst. Treasurer
ACADEMY CORPORATION By: /s/ Richard W. Sager Richard W. Sager President	ACADEMY GALLUP, LLC By: /s/ Richard W. Sager — Richard W. Sager Manager
METAL LENDERS:
CANADIAN IMPERIAL BANK OF COMMERCE By:	CIBC WORLD MARKETS INC. By:

Name:	Name:

Title:	Title: